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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Genesis Financial, Inc. Form SB-2 of our report, dated March 7, 2003, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in such Prospectus.

                                                /s/ LeMASTER & DANIELS PLLC



Spokane, Washington
June 27, 2003